Exhibit (j)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Financial Highlights" in the Post-Effective Amendment to Registration Statement on Form N1-A of Pilgrim GNMA Income Fund, Inc.


/s/ PricewaterhouseCoopers LLP


Denver, Colorado
November  9, 2001